                                                                     Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Italian Pasta Company (the
"Company") on Form 10-Q for the quarterly period ended April 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that, to our knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 11, 2005                        /s/ Timothy S. Webster
                                    -------------------------------------------
                                    Timothy S. Webster
                                    President   and   Chief   Executive
                                    Officer

May 11, 2005                        /s/ George D. Shadid
                                    -------------------------------------------
                                    George D. Shadid
                                    Executive  Vice President and Chief
                                    Financial Officer